NOTE PURCHASE AND AMENDMENT AGREEMENT NO. 3


               Note Purchase and Amendment Agreement No. 3 (this "Agreement"), dated as of July 16, 1999, among IMC MORTGAGE COMPANY, a Delaware corporation (the "Borrower"), GREENWICH STREET CAPITAL PARTNERS, L.P., a Delaware limited partnership ("GSCP"), GREENWICH FUND, L.P., a Delaware limited partnership ("Greenwich Fund"), GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership ("Offshore" and, together with GSCP and Greenwich Fund, the "Lenders"), GREENWICH STREET EMPLOYEES FUND, L.P., a Delaware limited partnership ("GSEF"), TRV EXECUTIVE FUND, L.P., a Delaware limited partnership (together with GSEF, the "New GSCP Funds", and, collectively, with the Lenders, the "GSCP Funds"), GSCP, as Collateral Agent (the "Collateral Agent"), and each of the subsidiaries of the Borrower signatory hereto, amending each of (i) the Borrower Security Agreement (the "Borrower Security Agreement"), dated as of October 12, 1998, among the Borrower, the Lenders and the Collateral Agent; (ii) the Subsidiary Security Agreement, dated as of October 12, 1998 (the "Subsidiary Security Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Grantors"), the Lenders and the Collateral Agent; (iii) the Guarantee Agreement, dated as of October 12, 1998 (the "Guarantee Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Guarantors") and the Lenders; and (iv) the Pledge Agreement, dated as of October 12, 1998 (the "Pledge Agreement", and, collectively with the Borrower Security Agreement, the Subsidiary Security Agreement and the Guarantee Agreement, as each such agreement has been heretofore amended by Amendment Agreement No. 1, dated as of February 11, 1999 ("Amendment Agreement No. 1"), Amendment No. 2, dated as of April 19, 1999 ("Amendment Agreement No. 2"), Amendment Agreement No. 3, dated as of May 20, 1999, the Note Purchase and Amendment Agreement, dated as of May 18, 1999 (the "Note Purchase and Amendment Agreement") and the Note Purchase and Amendment Agreement No. 2, dated June 18, 1999 ("Note Purchase and Amendment Agreement No. 2"), thereto, the "Subject Agreements"), among the Borrower, the Lenders and the Collateral Agent.

                                    RECITALS

               A. The Borrower has entered into a Loan Agreement, dated as of October 12, 1998 (the "Initial Loan Agreement"), among the Borrower and the Lenders, pursuant to which the Lenders have agreed to extend to the Borrower Commitments to loan, in the aggregate, $33,000,000, subject to the terms and conditions set forth in the Initial Loan Agreement (the "Initial Loans").

               B. In order to induce the Lenders to enter into the Initial Loan Agreement and to extend the Initial Loans, the Borrower, the Subsidiary Grantors and the Subsidiary Guarantors entered into each of the Subject Agreements to which they are party.

               C. The Lenders and the Borrower have also entered into (i) Amendment No.1 (the "Amendment") to the Initial Loan Agreement, dated as of February 11, 1999, providing for the Lenders to extend to the Borrower additional commitments to loan in the aggregate an additional $5,000,000 (the "Interim Loans"), and, together with the Subsidiary Guarantors, (ii) Amendment Agreement No. 1, amending each of the Subject Agreements in connection with the Amendment.

               D. The Borrower, the Lenders, Greenwich Street Employees Fund, L.P. ("GSEF"), and TRV Executive Fund, L.P. (together with GSEF, the "New GSCP Funds", and, collectively with the Lenders, the "GSCP Funds") have entered into an Acquisition Agreement, dated as of February 19, 1999 (the "Acquisition Agreement"), pursuant to which the Borrower will issue and deliver to the GSCP Funds common stock representing approximately 93.5% of the common stock of the Borrower outstanding after such issuance and the New GSCP Funds have succeeded by assignment to interests of the Lenders in the Initial Loans and the Interim Loans.

               E. At the Borrower's request, the GSCP Funds have made certain additional loans to the Borrower to fund monthly servicing advances in respect of its securitizations pursuant to Amendment Agreement No. 2, and certain secured promissory notes, dated April 19, 1999, in the aggregate amount of $14,959,676, pursuant to the Note Purchase and Amendment Agreement in the aggregate amount of $33,000,000, and pursuant to the Note Purchase and Amendment Agreement No. 2 in the aggregate amount of $36,000,000, which the Borrower has repaid in the ordinary course and in accordance with the terms of such agreements and promissory notes.

               F. At the Borrower's request, the GSCP Funds are willing to provide on the date hereof additional loans to the Borrower in the aggregate amount of $46,250,000 (the "July Interim Loans"), which June Interim Loans are to be evidenced by secured promissory notes of the Borrower in the form attached hereto as Exhibit A (the "July Interim Notes") and are to be entitled to the benefit of the guarantees and security provided under the Subject Documents.

               G. Pursuant to the Borrower Security Agreement and the Subsidiary Security Agreement, Borrower and the Subsidiary Grantors have granted the Collateral Agent a continuing perfected security interest in, and a lien upon, all of the Collateral (as defined therein), including all of the Borrower's and such Subsidiary Grantors' rights to payment of money arising out of, relating to, or created in connection with all Securitization Receivables, any other interests of the Borrower or such Subsidiary Grantors in the Securitization Transactions (with certain exceptions), all Servicing Fees, Servicing Rights, Servicing Advances (as such capitalized terms are defined in such agreements) and all cash from time to time deposited in any deposit account of any of the Company or any Subsidiary Grantor with the Lenders in connection with such agreements.


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

               H. All collections in respect of Securitization Transactions are paid to National City Bank as the Designated Depository Institution (within the meaning of the various Pooling and Servicing Agreements governing the Securitization Transactions) (the "Securitization Bank") for deposit to various principal and interest or other accounts (collectively "Securitization Accounts") established at the Securitization Bank in respect of the Securitization Transactions. The Borrower is authorized under Pooling and Servicing Agreements with the Trustee for such Securitization Transactions to withdraw funds from time to time from the Securitization Accounts in payment of Servicing Fees and in repayment of Servicing Advances made by the Borrower as servicer in respect of such Securitization Transactions.

               I. The Borrower has entered into a letter agreement, dated June 21, 1999 (together with any subsequent letter agreement from a Securitization Bank pursuant to Section 2 below, a "Payment Blockage Letter"), with the Securitization Bank pursuant to which the Securitization Bank acknowledges the GSCP Funds' perfected security interest in and lien upon the Collateral, including the right to payment of money arising out of, relating to or created in connection with all Securitization Transactions, including all Servicing
Fees, Servicing Rights and Servicing Advances, and agrees not to honor any withdrawal or payment requests by Borrower or any Subsidiary Grantor from such Securitization Accounts (other than payments to or for the benefit of the beneficiaries of such Securitizations) without written confirmation from the Collateral Agent.

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Subsidiary Grantors, the Collateral Agent, and the GSCP Funds hereby agree as follows:

               1. Repayment of July Interim Loans. So long as any amounts are outstanding under the July Interim Notes, the Borrower (i) shall provide the Collateral Agent with written notice each Business Day of amounts becoming available in any Securitization Account to be withdrawn or received by the Borrower or any Subsidiary Grantor in respect of any Securitization Transaction, including in respect of any Servicing Advances, Servicing Fees and Servicing Rights ("Available Funds"), (ii) shall cause such Available Funds immediately upon becoming available for withdrawal, to be wire transferred to an account or accounts of such bank or banks as may be specified by the Collateral Agent for application to repayment of amounts owed by the Borrower to the GSCP Funds in respect of the June interim loans, and (iii) shall, in the event any such Available Funds are, notwithstanding the provisions of the foregoing clause
(ii), withdrawn or received by the Borrower or any Subsidiary Grantor, cause such funds to be held by the Borrower or such Subsidiary Grantor, as the case may be, in trust for the benefit of GSCP Funds, separate and apart from, and not commingled with, its general funds and applied solely as provided in the foregoing clause (ii).


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

               2. Notice of Change in Securitization Bank or Securitization Accounts; Payment Blockage Letter, etc. The Borrower represents and warrants to the GSCP Funds (i) that National City Bank serves as the Designated Depository Institution (as defined in the various Pooling and Servicing Agreements with respect to each Securitization Transaction) with respect to the Securitization Accounts established by the Borrower pursuant to each Securitization Transaction, (ii) that the accounts listed in Annex A hereto are the only Securitization Accounts established in respect of the Securitization Transactions and (iii) that no consent or approval is required to be obtained from the Trustee or Certificate Insurer in respect of any Securitization Transaction or any other person in connection with the entry into the Payment Blockage Letter. The Borrower shall, prior to establishing any new Securitization Account or designating any depository institution to serve as a Securitization Bank at which any Securitization Account is to be established,
(i) notify the GSCP Funds of such proposed change and (ii) obtain a letter agreement from the Securitization Bank or with respect to the new Securitization Account pursuant to which the Securitization Bank acknowledges the GSCP Funds' perfected security interest in and lien upon the Collateral, including the right to payment of money arising out of, or relating to or created in connection with, all Securitization Transactions, including all Servicing Fees, Servicing Rights and Servicing Advances, and agrees not to honor any withdrawal or payment requests by Borrower or any Subsidiary Grantor from such Securitization Account (other than payments to specified permitted payees to or for the beneficiaries of such Securitizations) without written confirmation from the Collateral Agent, which letter agreement shall be satisfactory to the Collateral Agent in substance and form. In the event it is determined that any consent is required from the Trustee or Certificate Insurer or any other person in connection with the entrance by the Securitization Bank into any Payment Blockage Letter, the Borrower and each Subsidiary Grantor shall use its best efforts to obtain any such required consent.

               3. Commitment Fee. In connection with the July Interim Loans, the Borrower shall pay to the GSCP Funds on the date of such borrowing a commitment fee equal to $1,250,000 and hereby directs the GSCP Funds to apply that portion of the borrowings to payment of the fee.

               4. Amendment to Borrower Security Agreement. Section 1 of the Borrower Security Agreement is hereby amended by deleting therefrom the defined term "Secured Obligations" and replacing it in its entirety with the following:

                      "Secured Obligations" means (i) the full and prompt payment of the Reimbursement Obligations, the principal of and premium (including, without limitation, Take-Out Premium) and interest on the Loans and the loans evidenced by the New Interim Notes, the May Interim Notes, the June Interim Notes and the July Interim Notes (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement


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

        of any bankruptcy, insolvency or similar proceeding with respect to the Company), as and when the same becomes due and payable in accordance with the terms of theLoan Agreement, such New Interim Notes, May Interim Notes, June Interim Notes or July Interim Notes, as the case may be,
        (ii) the payment of all other indebtedness and other amounts payable by the Company under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes, this Agreement (including, without limitation, amounts due under Sections 10, 13 and 15 of this Agreement), and the other Loan Documents (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company), (iii) the due and punctual performance by the Company of and compliance by the Company with all its obligations under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes, this Agreement and all other Loan Documents, and (iv) any renewals or extensions of any of the foregoing.

               5. Amendment to Subsidiary Security Agreement. Section 1 of the Subsidiary Security Agreement is hereby amended by deleting therefrom the defined term "Secured Obligations" and replacing it in its entirety with the following:

                      "Secured Obligations" means (i) the full and prompt payment of the Reimbursement Obligations, the principal of and premium (including, without limitation, Take-Out Premium) and interest on the Loans and the loans evidenced by the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes (including, without limitation, interest accruing after the date of any filing by the Borrower or any Grantor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower or any Grantor), as and when the same becomes due and payable in accordance with the terms of the Loan Agreement, such New Interim Notes, May Interim Notes, June Interim Notes or July Interim Notes, as the case may be, (ii) the payment of all other indebtedness and other amounts payable by the Borrower, or the Grantors under the Reimbursement Agreement, the Guarantee, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes, this Agreement (including, without limitation, amounts due under Sections 10, 13 and 15 of this Agreement), and the other Loan Documents (including, without limitation, interest accruing after the date of any filing by the Borrower or any Grantor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower or any Grantor),
        (iii) the due and punctual performance by the Borrower and the Grantors of and compliance by such Persons with all their


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

        respective obligations under the Reimbursement Agreement, the Guarantee, Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, the JuneInterim Notes, the July Interim Notes, this Agreement and all other Loan Documents, and (iv) any renewals or extensions of any of the foregoing.

               6. Amendment to Pledge Agreement. The Pledge Agreement is hereby amended by deleting Section 1 therefrom and replacing it in its entirety with the following:

                      Section 1. Security for Obligations. This Agreement is entered into to secure (a) the payment of the Reimbursement Obligations, the principal of and premium and interest on the Loans and the loans evidenced by the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes (including, without limitation, interest accruing after the date of any filing by Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to Pledgor) as and when the same becomes due and payable in accordance with the terms of the Loan Agreement, the New Interim Notes, the May Interim Notes, the June Interim Notes or the July Interim Notes, as the case may be, whether at maturity or by prepayment, acceleration, declaration of default or otherwise, (b) the payment of all other indebtedness and other amounts payable by the Pledgor under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes, this Agreement and the other Loan Documents, (c) the due and punctual performance by Pledgor of and compliance by the Pledgor with all its obligations under the Reimbursement Agreement, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes, this Agreement and all other Loan Documents, and (d) all extensions and renewals of any of the foregoing (all of the payment and performance obligations referred to in this Section 1 being referred to collectively as the "Secured Obligations").

               7. Amendment to Security Agreements. Each of the Borrower Security Agreement, the Subsidiary Security Agreement and the Pledge Agreement are hereby amended by inserting in Section 1 thereof the following definitions:

               "July Interim Notes" mean the separate secured promissory notes, dated as of July 16, 1999, between IMC Mortgage Company and each of the GSCP Funds.

               "Loan Documents" means (i) the Loan Agreement, (ii) the Guarantee Agreement, (iii) the Notes, (iv) the New Interim Notes, (v) the May Interim Notes, (vi) the June Interim Notes, (vii) the July Interim Notes, (viii) the Note Purchase and Amendment Agreement, (ix) the Note Purchase and Amendment Agreement No. 2, (x) the Note Purchase and Amendment Agreement No. 3, (xi) the Security


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

        Agreements, (xii) the Pledge Agreement, (xiii) the Registration Rights Agreement, (xiv) the Intercreditor Agreements and (xv) any other agreement entered into pursuant to Section 5.9 of the Loan Agreement or
        Section 4 hereof, in each case as the same may from time to time be amended, modified or supplemented, and "Loan Document" means any one of them.

               "Note Purchase and Amendment Agreement No. 3" means the Note Purchase and Amendment Agreement No. 3, dated as of July 16, 1999, among IMC Mortgage Company, certain of its subsidiaries, and the GSCP Funds.

               8. Amendment to Guarantee Agreement. The Guarantee Agreement is hereby amended by deleting Recital D therefrom and replacing it in its entirety with the following:

                      D. In order to induce Lenders to enter into the Loan Agreement and the New Interim Notes (as defined in Amendment Agreement No. 2 hereto), the May Interim Notes (as defined in the Note Purchase and Amendment Agreement), the June Interim Notes (as defined in the Note Purchase and Amendment Agreement No. 2) and the July Interim Notes (as defined in the Note Purchase and Amendment Agreement No. 3) and to extend to the Company the loans provided for thereunder and to induce the Lenders to enter into an indemnification agreement with issuers of certain surety bonds in respect of the Company and its subsidiaries, and in consideration of the substantial benefits the Guarantors expect to derive from the use of the proceeds of such loans, each Guarantor is willing to enter into this Guarantee Agreement, providing for the guarantee by such Guarantor, jointly and severally with each other Guarantor, of the Company's obligations under the Reimbursement Agreement (as defined in Amendment Agreement No. 3 hereto), the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, the June Interim Notes, the July Interim Notes, the Borrower Security Agreement, the Pledge Agreement, the Note Purchase and Amendment Agreement, the Note Purchase and Amendment Agreement No. 2, the Note Purchase and Amendment Agreement No. 3 and the Registration Rights Agreement (collectively, the "Principal Documents").

               9. Further Amendments. If, upon the occurrence of the Acquisition (as defined in the Acquisition Agreement), all amounts outstanding under the July Interim Notes have not been repaid in full, the Lenders may apply all or any portion of the amounts owing to them under the July Interim Notes in satisfaction of all or any portion of their obligation under the Commitment Letter, dated as of March 31, 1999, to make Additional Advances in the aggregate principal amount of $35,000,000 to the Borrower by giving written notice to the Borrower to such effect and delivering the July Interim Notes in the amount to be so applied to the Borrower against receipt from the Borrower of Notes evidencing the Additional Advances under the Amended and Restated Loan Agreement and replacement notes

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

evidencing any portion of the July Interim Notes remaining outstanding after giving effect to such application. The parties hereto undertake to amend the Amended and Restated Loan Agreement attached as Exhibit A to the Commitment Letter, dated as of March 31, 1999, from the GSCP Funds to the Borrower, as necessary in order to preserve the rights of the GSCP Funds hereunder and under the Subject Documents.

               10. Acknowledgment of Obligations; Solvency. The Borrower, each Subsidiary Guarantor and each Subsidiary Grantor acknowledges that its obligations under the Subject Agreements and the lien on the Collateral securing its obligations thereunder remain in full force and effect, and that the Borrower, each Subsidiary Guarantor and each Subsidiary Grantor have no defenses, counterclaims or offsets to its obligations under the Subject Agreements and that such liens are valid, perfected and enforceable. The Borrower, each Subsidiary Guarantor and each Subsidiary Grantors hereby waives the application of the automatic stay in any bankruptcy proceeding in respect of its obligations under the Subject Agreements and consents to the modification of the stay to permit the exercise by the GSCP Funds of their rights in respect of the Collateral. This document shall not constitute a waiver, amendment or modification of the Subject Agreements except as expressly set forth herein and shall not be construed as a waiver or consent to any future action on the part of the Borrower, any Subsidiary Guarantor and any Subsidiary Grantors that would require a waiver or consent of the GSCP Funds except to the extent expressly provided herein. The Borrower, each Subsidiary Guarantor and each Subsidiary Grantor represents, warrants and confirms that it is not insolvent and after giving effect to the borrowings contemplated hereby will not be rendered insolvent, it is not engaged or about to engage in a business or transaction for which its remaining property is an unreasonably small capital and it does not intend to incur debts beyond its ability to repay as such debts mature.

                11. Amendments, Etc. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by the GSCP Funds. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

               12. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY


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

IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

               14. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PARTY MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 15.

               15. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party by facsimile transmission or by hand delivery at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party, (a) if to the GSCP Funds, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013, Attn.: Sanjay Patel; Tel: (212) 816-1149, Fax: (212) 816-0166; with a copy to Debevoise &
Plimpton, 875 Third Avenue, New York, New York 10022, attention:  Steven Ostner,
Tel:  (212)  909-6000,  Fax:  (212)  909-6836;  (b)  if to the  Borrower  or any
Subsidiary Guarantor or Subsidiary Grantors, IMC Mortgage Company, 5901 E. Fowler Avenue, Tampa, Florida 33617, Attn.: President, Tel: (813) 984-2533, Fax:
(813) 984- 2593; with a copy to Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 32207. Each such notice, request or other communication shall be effective when sent by facsimile transmission to the facsimile number or when delivered by hand to the address specified in this Section 15, provided that a facsimile transmission shall be deemed to have been sent only so long as the transmitting machine has provided an electronic confirmation of such transmission.

               16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

               17. Expenses. The Borrower shall pay or reimburse the GSCP Funds for all costs and expenses (including reasonable attorneys' fees) incurred in preparing and enforcing this Agreement and perfecting the security interests granted hereby.

               18. Full Force and Effect. Except as expressly provided in this Agreement, each of the Subject Agreements shall continue in full force and effect in accordance with the provisions thereof.

               19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                             IMC MORTGAGE COMPANY
                             IMC CORPORATION OF AMERICA
                             IMC CREDIT CARD, INC.
                             IMC MORTGAGE COMPANY CANADA, LTD.
                             AMERICAN HOME EQUITY CORPORATION
                             IMC INVESTMENT CORPORATION
                             IMC INVESTMENT LIMITED PARTNERSHIP
                             ACG FINANCIAL SERVICES (IMC), INC.
                             AMERICAN MORTGAGE REDUCTION, INC.
                             CENTRAL MONEY MORTGAGE CO. (IMC), INC.
                             COREWEST BANC
                             EQUITY MORTGAGE CO. (IMC),  INC.
                             IMCC INTERNATIONAL, INC.
                             MORTGAGE AMERICA (IMC), INC.
                             NATIONAL LENDING CENTER, INC.
                             NATIONAL LENDING CENTER TILT, INC.
                             NATIONAL LENDING GROUP, INC.
                             RESIDENTIAL MORTGAGE CORPORATION (IMC),
                             INC.


                             By /s/
                               --------------------------------------
                               Name:
                               Title:

                             GREENWICH STREET CAPITAL PARTNERS II, L.P.
                             GSCP OFFSHORE FUND, L.P.
                             GREENWICH FUND, L.P.
                             GREENWICH STREET EMPLOYEES FUND, L.P.
                             TRV EXECUTIVE FUND, L.P.


                             By: GREENWICH STREET
                                   INVESTMENTS II, L.L.C.,
                                   their General Partner


                             By: /s/
                                -------------------------------------
                                Name:
                                Title:


                             GREENWICH STREET CAPITAL PARTNERS II, L.P.,
                                    as Collateral Agent


                             By: GREENWICH STREET
                                   INVESTMENTS II, L.L.C.,
                                   its General Partner


                             By: /s/
                                -------------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A


               THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT, OR (II) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE THEREFOR.

                              IMC MORTGAGE COMPANY

                             SECURED PROMISSORY NOTE

$[              ]                                                  July __, 1999


               FOR VALUE RECEIVED,  the undersigned,  IMC MORTGAGE COMPANY, 5901
E. Fowler Avenue, Tampa, Florida 33617 (the "Borrower"), a Florida corporation, hereby promises to pay to GREENWICH STREET CAPITAL PARTNERS II, L.P. (the "Lender"), c/o GSCP, Inc., 388 Greenwich Street, New York, New York 10013, or registered assigns, the principal sum of [ ] DOLLARS ($[ ]), payable on demand, with interest on the unpaid balance thereof at 20% per annum from the date hereof, payable weekly in arrears.

               Payments of principal of and interest on this Note are to be made at the main office of the holder, or at such other place as the holder shall designate to the Borrower hereof in writing, in lawful money of the United States of America.

               All repayments of interest or principal shall be recorded by the registered holder hereof and appropriate notations to evidence the foregoing information with respect to the principal amount then outstanding shall be endorsed by such registered holder on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of such registered holder to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder.

               3. Prepayment. The Borrower may at any time and from time to time, upon notice to the registered holder of this Note, without the payment of any premium or fee, prepay all or any portion of the indebtedness represented by this Note, with interest accrued to the date fixed for prepayment.

               4. Registration, Transfer and Exchange of Notes. a. The Borrower shall keep at its principal executive office a register for the registration and registration of transfers of this Note and any Notes issued upon the transfer or exchange hereof ("Notes"). The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Borrower shall not be affected by any notice or knowledge to the contrary.

               b. Upon surrender of any Note at the principal executive office of the Borrower for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly autho rized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Borrower shall execute and deliver, at the holders' expense, one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of this Note. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surren dered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.

               5. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the registered holders from time to time of this Note, as follows:

               a. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, and has all corporate power required to carry on its business as now conducted and to execute, deliver and perform its obligations under this Note.

               b. Authority Relative to this Note; No Contravention. The execution and delivery of this Note and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary action on the part of the Borrower. This Note has been duly and validly executed and delivered by the Borrower and constitutes a valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The execution, delivery and performance by the Borrower of this Note does not violate or conflict with any applicable law, rule, regulation, order or decree or contravene, or constitute a default under, any provision of the Borrower's Certificate of Incorporation or By-Laws or any mortgage, deed of trust, loan agreement or other instrument or agreement binding upon the Borrower or its assets and property.

               6. Events of Default. If any of the following "Events of Default" shall occur and be continuing:

               a. Any representation and warranty made by the Borrower hereunder shall prove to have been inaccurate in any material respect;

               b. The Borrower shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated insolvent or (v) take corporate action for the purpose of any of the foregoing;

               c. A court or other governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Borrower, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or an order for relief shall be entered in any case or proceeding for liquidation or a reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Borrower, or any petition for any such relief shall be filed against the Borrower and such petition shall not be dismissed within 30 days; then, in the case of any Event of Default the entire unpaid principal amount of and any accrued interest on the sums evidenced by this Note shall automatically become due and payable, in either case, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower. No delay or omission of the holder hereof to exercise any right or remedy hereunder, whether before or after the happening of any breach or Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such breach or Event of Default. No single or partial exercise by the holder hereof of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or in equity. The Borrower shall pay, and shall indemnify and hold harmless the holder of this Note from and against, all costs and expenses of collection or enforcement hereof incurred by the holder hereof, including reasonable attorneys' fees and disbursements.

               7. Security,  Guarantee. This Note is entitled to the benefits of
the  Borrower  Security  Agreement,   the  Subsidiary  Security  Agreement,  the
Guarantee

Agreement and the Pledge Agreement, each dated as of October 12, 1998, each among the Borrower, the subsidiaries of the Borrower party thereto, the Lender and the affiliates of Lender party thereto, as each such agreement is amended by the Amendment Agreement No. 1 thereto, dated as of February 11, 1999, the Amendment Agreement No. 2 thereto, dated as of April 19, 1999, the Note Purchase and Amendment Agreement, dated as of May 18, 1999, the Note Purchase and Amendment Agreement No. 2, dated as of June 18, 1999, and the Note Purchase and Amendment Agreement No. 3, dated as of July 16, 1999, which contain provisions for the securing and guaranteeing of this Note and the Loan evidenced hereby upon the terms and conditions specified therein.

               8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the law of the State of New York.



                                            IMC MORTGAGE COMPANY


                                            By:____________________________
                                               Name:
                                               Title:

                                   ENDORSEMENT

               This Note is entitled to the benefit of the Guarantee of the undersigned pursuant to the Guarantee Agreement.


                                  IMC CORPORATION OF AMERICA
                                  IMC CREDIT CARD, INC.
                                  IMC MORTGAGE COMPANY, CANADA
                                     LTD.
                                  AMERICAN HOME EQUITY
                                  CORPORATION
                                  IMC INVESTMENT CORPORATION
                                  IMC INVESTMENT LIMITED
                                  PARTNERSHIP
                                  IMCC INTERNATIONAL, INC.
                                  ACG FINANCIAL SERVICES (IMC), INC.
                                  AMERICAN MORTGAGE REDUCTION,
                                  INC.
                                  CENTRAL MONEY MORTGAGE CO.
                                  (IMC), INC.

                                  COREWEST BANC
                                  EQUITY MORTGAGE CO., (IMC), INC.
                                  MORTGAGE AMERICA (IMC), INC.
                                  NATIONAL LENDING CENTER, INC.
                                  NATIONAL LENDING CENTER TILT,
                                  INC.
                                  NATIONAL LENDING GROUP, INC.
                                  RESIDENTIAL MORTGAGE
                                  CORPORATION (IMC), INC.


                                  By:__________________________________
                                     Name:
                                     Title:


                              ADVANCES AND PAYMENTS
                              ---------------------


                                               Amount of           Amount of             Unpaid           Notation
     Date         Amount of Advance         Principal Paid       Interest Paid     Principal Balance      Made by
     ----         -----------------         --------------       -------------     -----------------      -------